UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 31, 2005

                        SPARTA COMMERCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-9483                   95-3502207
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


               462 Seventh Avenue, 20th Floor, New York, NY 10018
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 239-2666

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.02 Department of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 31, 2005, the Company chose to end its relationship with Michael Mele, who had been serving as the Company's chief financial officer. The Company and Mr. Mele, who was working on an at-will basis, were unable to come to mutually agreeable terms for his continued employment. The Company is conducting a search for a permanent chief financial officer. In the meantime, the duties of the position will be shared by a number of senior executives within the company.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPARTA COMMERCIAL SERVICES, INC.

Date:  August 3, 2005
                                        By:  /s/ Anthony L. Havens
                                             ---------------------------------
                                             Anthony L. Havens, President


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